American Century Quantitative Equity Funds, Inc. Summary Prospectus and Prospectus Supplement
AC Alternatives® Equity Market Neutral Fund
Supplement dated January 17, 2018 ■ Summary Prospectus and Prospectus dated November 1, 2017

The following replaces the second paragraph under the Principal Investment Strategies section on page 2 of the summary prospectus and page 3 of the prospectus:
In selecting stocks for the fund, the portfolio managers use quantitative management techniques in a two-step process. First, the managers rank stocks, generally publicly traded companies world-wide with a market capitalization greater than $1 billion, from most attractive to least attractive based on an objective set of measures, including valuation, quality, growth, and sentiment. Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

The following is added as the sixth paragraph under the Principal Investment Strategies section on page 2 of the summary prospectus and page 3 of the prospectus:
The fund invests primarily in developed countries (including the United States), but it may also invest a portion of its assets in emerging market countries.

The following are added as the seventh and eighth bullet points under the Principal Risks section on pages 2 and 3 of the summary prospectus and pages 3 and 4 of the prospectus:

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Foreign Risk - Foreign securities are generally riskier than U.S. securities. Political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience gains or losses. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

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Emerging Markets Risk - Investing in emerging market countries generally is riskier than investing in foreign developed countries. Emerging market countries may have unstable governments, economies that are subject to sudden change, and significant volatility in their financial markets. These countries also may lack the legal, business and social framework to support securities markets.

The following replaces the first paragraph under the What are the fund’s principal investment strategies? subsection on page 6 of the prospectus:
The fund generally invests in publicly traded companies world-wide that have a market capitalization greater than $1 billion. The fund invests primarily in developed countries (including the United States), but it may also invest a portion of its assets in emerging market countries. To select stocks for purchase, the portfolio managers use quantitative management techniques in a two-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive by using a quantitative model that combines measures that the advisor believes are predictive of an individual stock’s performance. These measures can generally be classified into four major categories: valuation, quality, growth, and sentiment. To measure valuation, the managers may use ratios which look at a firm’s value relative to cash flow, among others. To measure quality, the managers may use factors such as profitability and earnings sustainability, among others. To measure growth, the managers may use the rate of growth of a company’s earnings, as well as other factors. To measure sentiment, the managers may use factors such as historical stock returns, share volume and options data, among others. The information used to generate these measures is typically contained in each stock’s financial statement data and market information, but may include other sources.

The following replaces the fourth and fifth paragraphs under the What are the principal risks of investing in the fund? subsection on pages 7 and 8 of the prospectus:
Although the portfolio managers seek to maintain approximately equal dollar amounts in long and short positions and a neutral exposure to market movements, there is a risk that the portfolio managers will not construct a portfolio of such positions that limits exposure to general stock market movements, capitalization ranges or other risk factors.

The fund’s portfolio may not always be style-neutral. Consequently, the fund’s performance may, from time to time, be sensitive to the value/growth cycle within U.S. and foreign equity markets. Also, if at any time the market is not favoring the fund’s quantitative style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

The following are added as the eighth and ninth paragraphs under the What are the principal risks of investing in the fund? subsection on pages 7 and 8 of the prospectus:
Investing in foreign securities has certain unique risks that make it generally riskier than investing in U.S. securities. These risks include increased exposure to political, social and economic events in world markets; limited availability of public information about a company; less-developed trading markets and regulatory practices; and a lack of uniform financial reporting practices compared to those that apply in the United States. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.
Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

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